EXHIBIT 10.81
To all whom These Presents shall come or may Concern,

     Greeting: Know Ye, That Sandata Technologies, Inc and Sandsport, Inc. hereinafter designated collectively as the Releasor, for and in consideration of the sum of ten ($10.00) dollars (U.S.) and other good and valuable consideration paid by National Medical Health Card Systems, Inc., hereinafter designated as the Releasee, the receipt and sufficiency of which is hereby acknowledged, has remised, released and forever discharged, and by these Presents does remise, release and forever discharge the said Releasee of and from all debts, obligations, reckonings, promises, covenants, agreements, contracts, endorsements, bonds, specialties, controversies, suits, actions, causes of actions, trespasses, variances, judgments, extents, executions, damages, claims or demands, in law or in equity, which against the said Releasee, the Releasor ever had, now has or hereafter can, shall, or may have, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of these Presents.

     More particularly, any claim concerning, arising, or related to the ownership by Releasor of any of Releasee's Intellectual Property (as hereinafter defined).

     For the purposes of this Release, "Intellectual Property" means any United States, foreign, international and state: patents and patent applications, industrial design registrations, certificates of invention and utility models (collectively, "Patents"); trademarks, service marks, and trademark or service mark registrations and applications, trade names, logos, designs, slogans and general intangibles of like nature, together with all goodwill related to the foregoing (collectively, "Trademarks"); Internet domain names; copyrights, copyright registrations, renewals and applications for copyrights and the Software (collectively, "Copyrights"); Software, technology, trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models and methodologies, rights of privacy and publicity, including, but not limited to, the names, likenesses, voices and biographical information of real persons, and all license agreements and other agreements granting rights relating to any of the foregoing. "Software" means any and all
(i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code form,  (ii)  databases,  compilations  and  any  other  electronic  data  files, including any and all collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts, technical and functional specifications, and other work product used to design, plan, organize, develop, test, trouble-shoot and maintain any of the foregoing and (iv) all documentation, including technical, end-user, training and trouble-shooting manuals, and materials relating to the foregoing.

     Wherever in this instrument any party shall be designated or referred to by name or general reference, such designation is intended to an shall have the same effect as if the words "trustees, executors, administrators, heirs, legal representatives, successors and assigns" had been inserted after each and every such designation and all the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their trustees, executors, administrators, heirs, personal or legal representatives, successors and assigns, respectively.

     In all references herein to any parties the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

     This Release shall be interpreted, construed, and enforced according to the applicable laws of the state of New York.

     This release is confidential and neither this Release nor its respective terms may be disclosed or revealed to persons other than to the parties' accountants, attorneys, except as required by law or as approved by Releasor and Releasee.


     In Witness Whereof, the said Releasor has signed and sealed this instrument or caused these presents to be signed this 30th day of October, 2003.


                                                     SANDATA TECHNOLOGIES, INC.


                                                     By: /s/ Bert E. Brodsky
                                                       Name: Bert E. Brodsky
                                                   Title: Chairman of the Board


                                                    SANDSPORT, INC.

                                                     By:  /s/ Bert E. Brodsky
                                                        Name: Bert E. Brodsky
                                                       Title: Chairman of the
                                                                Board